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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement of our report dated February 10, 1998 relating to Union Planters Mortgage Finance Corp.'s balance sheet as of December 30, 1997 included as Exhibit 99.1 in its Registration Statement on Form 10 filed on February 17, 1998.




/s/ Price Waterhouse LLP
Memphis, Tennessee
March 3, 1998